EXHIBIT 10.16
EXECUTION COPY
AMENDMENT TO CONSULTING AGREEMENT
This Amendment (“Amendment”) is made effective July 6, 2007 (“Effective Date”), by and between MAKO Surgical Corp. (“MAKO”) with a principle place of business at 2555 Davie Road, Ft. Lauderdale, FL 33317 and Martin W. Roche, M.D. (“Consultant”) currently residing at 2320 Delmar Place, Ft. Lauderdale, Florida 33301.
Recitals
Whereas, MAKO and Consultant have entered into that certain Consulting Agreement, dated August 12, 2005 (the “Agreement,” the terms of which are expressly incorporated herein), whereby MAKO engaged Consultant to employ his experience, knowledge and insights as an orthopaedic surgeon to assist MAKO in the development of its orthopaedic medical devices and supplies, their use and clinical application as well as in understanding the general state of the industry; and
Whereas, Consultant, as a qualified and experienced orthopaedic surgeon, duly licensed in the state of Florida, has assisted MAKO in developing with knowledge and insight on an independent contractor basis.
Whereas, following the Effective Date, Consultant and MAKO intend to enter into that certain Development Agreement for development of the MAKO Modular Knee implant (the “Development Agreement”
THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in the Agreement and this Amendment, the parties hereby agree as follows:
1. Effect on the Agreement; Definitions. Except as may be expressly provided herein, all terms and conditions set forth in the Agreement to which this Amendment applies, shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall be controlling. Unless otherwise defined herein, capitalized terms shall have the same meaning as described in the Agreement.
2. Non-Competition Covenant. Section 7.1 of the Agreement entitled “Conflicting Work” is hereby deleted in its entirety and replaced with the following language:
7.1 Conflicting Work.
     (a) From the Effective Date of the Agreement through, and continuing thereafter until the end of the [***] following termination of the Agreement for whatever reason, Consultant agrees not to (and Consultant agrees to cause its officers and members not to), in any manner directly or indirectly engage (whether as principal, agent, investor, distributor, representative, stockholder, or consultant or otherwise, with or without pay) in any consulting, product development or similar activity or business venture anywhere in the world that, in the reasonable discretion of Company, is related to either of the fields of (i) MAKO Robotics or (ii) MAKO Navigation. provided, however, that the passive beneficial ownership of less than one percent (1%) of the shares of stock of any corporation having a class of equity securities actively traded on a national securities

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Dr. M. Roche — Amendment to the Consulting Agreement

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exchange or over-the-counter market shall not be deemed, in and of itself, to violate the prohibitions of this section. Notwithstanding the foregoing, Consultant covenants, represents and warrants that, during the term of this Agreement, he will not engage in any work for others involving the same or similar subject matter as to which Consultant is performing Services hereunder. Consultant further represents and warrants that he will not enter into any agreement, arrangement or understanding that would conflict with this Agreement or prevent Consultant from performing the Services hereunder during the Term of this Agreement.
(b) For the purposes of this Section 7.1, “MAKO Robotics” shall be defined as “human-interactive robotics within Orthopedics, “ which more specifically means any use of a system (a) containing an electromechanical device or interface; (b) in or by which a user (i) experiences tactile sensations and/or virtual constraints; (ii) interacts with a computer by receiving tactile feedback (which feedback may be achieved by applying a degree of opposing force to the user along the x, y, and z axes, or through any other means); or (iii) grasps and/or operates any tool or device which is constrained in its operation by a physical guide which itself is attached to an electromechanical device; and (c) used in Orthopedics.
(c) For the purposes of this Section 7.1, “MAKO Navigation” shall be defined as image guided surgery (IGS) and/or computer assisted surgery (CAS) either of which combines medical imaging and computer technology into a system for surgery planning and navigation when enabled by, bundled (on whole or in part) with and/or enhanced through the use of MAKO Robotics.
(d) For the purposes of this Section 7.1, “Orthopedics” shall be defined as the medical specialty concerned with the preservation, restoration, development, repair and correction of the musculoskeletal system and associated structures, whereby, for avoidance of doubt, products that may be used in Orthopedics shall include, but are not limited to, the following: (a) reconstructive including orthopedic joint replacement, bone cements and accessories, dental reconstructive products and platelet systems; (b) fixation products including electrical bone growth stimulation, internal and external orthopedic fixation, craniomaxillofacial devices and bone growth substitute materials; (c) spinal products including spinal stimulation, spinal hardware, pain therapy, and orthobiologics; and (d) arthroscopy, diagnostics, sofigoods, and bracing, provided however, that notwithstanding the forgoing, the following medical specialties are, to the extent that they may otherwise come within the scope of the definition given above, specifically excluded from Orthopedics: (i) Non-bone oncology; (ii) Blood vessels and vital organs; (iii) Neurology, which is the medical specialty concerned with the brain, spinal cord and nervous system and including neurosurgery; and (iv) Cranial neurosurgery, ENT and Otolaryngology.
(e) Notwithstanding the negative covenants contained in this Section 7.1, nothing herein shall be construed to constrain or otherwise limit the restrictions set forth in Section 5.1 of the Design Agreement, which shall be in addition to and separate from the restrictions set forth herein.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Dr. M. Roche — Amendment to the Consulting Agreement

EXECUTION COPY
(f) In consideration for the additional negative covenants contained in this Section 7.1, as of the Effective Date, MAKO has granted to Consultant a grant of Nonqualified Stock Option (NSO), issued pursuant and subject to the MAKO 2004 Stock Incentive Plan (the “Option Plan”), entitling Consultant to purchase [***] shares of the MAKO Common Stock (the “Option Grant”). The per share purchase price for the NSO issued to Consultant shall be as determined by an independent valuation company engaged by MAKO for such purpose, which shall be the fair market value of such Common Stock at the time of this Option Grant. The Option Grant shall be made pursuant and subject to the terms and conditions (including, without limitation, terms and conditions pertaining to vesting) of the standard MAKO NSO Agreement (with associated exhibits) between MAKO and Consultant, a copy of which has previously been provided to Consultant.
3. Payment for Services. The following language shall be appended to Section 2.1 of the Agreement, which shall otherwise remain unchanged:
In recognition of the enhanced fair market value of Services provided by Consultant (as one of MAKO’s most tenured and publicly visible consultants), the Hourly Rate set forth on Attachment A hereto shall be raised from time to time [***].
4. Fair Market Value for Restrictions and Services. The Parties acknowledge and agree that the consideration paid under this Amendment is intended to be consistent with fair market value in an arm’s length transaction and is not intended, directly or indirectly, to compensate Consultant for ordering, using, or recommending MAKO’s products. If at any time during the Term, MAKO determines reasonably and in good faith that any payment made or to be made under this Amendment or the Agreement is no longer consistent with fair market value or maybe a violation of any applicable law, regulation or industry guideline, then MAKO is not obligated to pay any amount higher than the amount, if any, that MAKO reasonably and in good faith determines is permitted under such law, regulation or industry guideline.
5. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which are deemed to be original, but both of which together constitute one and the same instrument. Copies of signatures sent by facsimile transmission are deemed to be originals for purposes of execution and proof of this Amendment.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Dr. M. Roche — Amendment to the Consulting Agreement

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In Witness Whereof, the Parties have duly executed this Amendment to be effective as of the date set forth above as the Effective Date.

MAKO Surgical Corp.		Martin W. Roche, M.D.
2555 Davie Road		2320 Delmar Place,
Ft. Lauderdale, Florida 33317		Ft. Lauderdale, Florida 33301

By:	/s/ Maurice R. Ferré	Signature:	/s/ Martin Roche

Maurice R. Ferré M.D.		Title:	MD
President & CEO		Soc. Sec. No.:	[***]
Date:	7-6-07	Date:	7-6-07

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Dr. M. Roche — Amendment to the Consulting Agreement

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